LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:                JULY 1-31, 2003                              PAYMENT DATE:    AUG 15 2003
Determination Date:               Aug 11 2003                                  Report Branch:   2021
------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                     TOTAL        CLASS A-1      CLASS A-2    CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                  100.00%          14.20%        30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance       250,000,000.00   35,500,000.00 75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total          250,000,000.00   35,500,000.00 75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                 14,337
Class Pass Through Rates                            1.840%        2.470%         3.175%         3.983%                        8.500%
Senior Strip                      0.25000%
Servicing Fee Rate                2.20000%
Indenture Trustee Fee             0.00350%
Custodian Fee                     0.02100%
Backup Servicer Fee               0.02150%
Insurance Premium Fee             0.35000%

Initial Weighted Average
     APR                         14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate       0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio         14.78400%
Initial Weighted Average
     Remaining Term                  64.00
Initial Weighted Average
     Original Term                   67.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     Balances                   Total         Class A-1      Class A-2    Class A-3       Class A-4        Class A        Class B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance          183,917,581.70            0.00 46,400,054.24  58,000,000.00  74,000,000.00  178,400,054.24  5,517,527.46
Total Note Balance          182,755,583.25            0.00 46,400,054.24  58,000,000.00  74,000,000.00  178,400,054.24  4,355,529.01

EOP:
Class Percentages                  100.00%                                                                      97.00%         3.00%
Number of Current Month
     Closed Contracts                  302
Number of Reopened Loans                 0
Number of Contracts - EOP           11,613
Total Pool Balance  -  EOP  176,904,435.23            0.00 39,597,302.16  58,000,000.00  74,000,000.00  171,597,302.16  5,307,133.07
Total Note Balance - EOP    174,756,283.71            0.00 39,597,302.16  58,000,000.00  74,000,000.00  171,597,302.16  3,158,981.55

Class Collateral
     Pool Factors               0.69902513      0.00000000    0.52796403     1.00000000     1.00000000                    0.42119754

Weighted Average APR of
     Remaining Portfolio         14.77519%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                     0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio      14.77519%
Weighted Average
     Remaining Term                  53.34
Weighted Average
     Original Term                   66.79

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                         CONTRACTS
-----------------------------------------------------------------------------------------------------------------
Monthly Payments:
     Principal                                                    2,319,198.93
     Interest                                                     2,164,466.75
Early Payoffs:
     Principal Collected                                          3,187,465.65
     Early Payoff Excess Servicing Compensation                           0.04
     Early Payoff Principal Net of Rule of 78s Adj.               3,187,465.61              201
     Interest                                                        44,521.81
Liquidated Receivable:
     Principal Collected                                            111,535.91
     Liquidated Receivable Excess Servicing Compensation                  0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj.        111,535.91              101
     Interest                                                           464.59
Cram Down Loss:
     Principal                                                            0.00
Purchase Amount:
     Principal                                                            0.00                0
     Interest                                                             0.00
                                  Total Principal                 5,618,200.45
                                  Total Interest                  2,209,453.15
                                  Total Principal and Interest    7,827,653.60
Recoveries                                                          533,011.82
Excess Servicing Compensation                                             0.04
Late Fees & Miscellaneous Fees                                       33,109.66
Collection Account Customer Cash                                  8,393,775.12
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                  4,951.10
Servicer Simple Interest Shortfall or (Excess)                      (99,519.51)
Simple Interest Excess to Spread Account                                  0.00
Available Funds                                                   8,299,206.71

-----------------------------------------------------------------------------------------------------------------
                                                                                 DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION                                                                        AMOUNT      DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------
                                                                                   8,299,206.71
Monthly Dealer Participation Fee                                          0.00     8,299,206.71             0.00
Prior Unpaid Dealer Participation Fee                                     0.00     8,299,206.71
Servicing Fees:
     Current Month Servicing Fee                                    337,182.23
     Prior Period Unpaid Servicing Fee                                    0.00
     Late Fees & Miscellaneous Fees                                  33,109.66
     Excess Servicing Compensation                                        0.04
            Total Servicing Fees:                                   370,291.93     7,928,914.78             0.00
Senior Strip:                                                        38,316.16     7,890,598.62             0.00
Indenture Trustee Fee                                                   533.04     7,890,065.58             0.00
Custodian Fee                                                         3,218.56     7,886,847.02             0.00
Backup Servicer Fee                                                   3,295.19     7,883,551.83             0.00
Prior Unpaid Indenture Trustee Fee                                        0.00     7,883,551.83             0.00
Prior Unpaid Custodian Fee                                                0.00     7,883,551.83             0.00
Prior Unpaid Backup Servicing Fee                                         0.00     7,883,551.83             0.00
-----------------------------------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

-----------------------------------------------------------------------------------------------------------------
                                                                                 DISTRIBUTION   SHORTFALL / DRAW
DISTRIBUTION                                                                        AMOUNT      DEFICIENCY CLAIM
-----------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:          Current Month                           0.00     7,883,551.83             0.00
                                  Prior Carryover Shortfall               0.00     7,883,551.83
Class A-2 Note Interest:          Current Month                      95,506.78     7,788,045.05             0.00
                                  Prior Carryover Shortfall               0.00     7,788,045.05
Class A-3 Note Interest:          Current Month                     153,458.33     7,634,586.72             0.00
                                  Prior Carryover Shortfall               0.00     7,634,586.72
Class A-4 Note Interest:          Current Month                     245,618.33     7,388,968.39             0.00
                                  Prior Carryover Shortfall               0.00     7,388,968.39
Class A-1 Note Principal:         Current Month                           0.00     7,388,968.39             0.00
                                  Prior Carryover Shortfall               0.00     7,388,968.39
Class A-2 Note Principal:         Current Month                   6,802,752.08       586,216.31             0.00
                                  Prior Carryover Shortfall               0.00       586,216.31
Class A-3 Note Principal:         Current Month                           0.00       586,216.31             0.00
                                  Prior Carryover Shortfall               0.00       586,216.31
Class A-4 Note Principal:         Current Month                           0.00       586,216.31             0.00
                                  Prior Carryover Shortfall               0.00       586,216.31
Certificate Insurer:              Premium                            50,049.21       536,167.10             0.00
                                  Reimbursement Obligations               0.00       536,167.10
Expenses:                         Trust Collateral Agent                  0.00       536,167.10             0.00
                                  Indenture Trustee                       0.00       536,167.10             0.00
                                  Custodian                               0.00       536,167.10             0.00
                                  Backup Servicer                         0.00       536,167.10             0.00
Senior Strip Allocation                                                   0.00       536,167.10
Class B Note Interest:            Current Month                      30,851.66       543,631.60             0.00
                                  Prior Carryover Shortfall               0.00       543,631.60
Distribution to the Class B Reserve Account                          38,316.16       505,315.44
Distribution (from) the Class B Reserve Account                           0.00       505,315.44
Distribution to (from) the Spread Account                           505,315.44             0.00

-----------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
-----------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance                  1,506,481.93
     Liquidation Principal Proceeds                                 111,535.91
     Principal Loss                                               1,394,946.02
     Prior Month Cumulative Principal Loss LTD                   11,259,597.13
     Cumulative Principal Loss LTD                               12,654,543.15

-----------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
-----------------------------------------------------------------------------------------------------------------
                                                                     % OF TOTAL
DELINQUENCY STATUS:               # OF CONTRACTS     AMOUNT         POOL BALANCE
Current                                    8,181  123,526,162.58        69.83%
1-29 Days                                  3,174   49,356,100.60        27.90%
30-59 Days                                   126    1,896,685.83         1.07%
60-89 Days                                    64    1,001,999.77         0.57%
90-119 Days                                   41      692,964.30         0.39%
120 Days or More                              27      430,522.15         0.24%
Total                                     11,613  176,904,435.23       100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger        Trigger    Event of Default     Event of
                                  Current Month     Threshold        Event        Threshold         Default

Average Delinquency Ratio            1.64785%         8.00%           NO            10.00%             NO
Cumulative Default Rate               5.65%          10.45%           NO            11.94%             NO
Cumulative Loss Rate                  3.00%           5.22%           NO            5.97%              NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:
                                      CERTIFICATE INVENTORY                                            RECOVERY INVENTORY
                                  # OF CONTRACTS       AMOUNT *                                      # OF CONTRACTS    AMOUNT *
            Prior Month Inventory             59      952,678.39               Prior Month Inventory          23      336,170.43
              Current Month Repos             49      794,472.36               Current Month Repos            71    1,150,740.66
        Repos Actually Liquidated             54      873,967.61               Repos from Trust Liquidation    1       19,578.59
                 Repos Liquidated                                              Repos Actually Liquidated      78    1,229,451.43
                   at 60+ or 150+              1       19,578.59
                    Dealer Payoff              0            0.00                  Dealer Payoff                0            0.00
                 Redeemed / Cured              0            0.00               Redeemed / Cured                0            0.00
                  Purchased Repos              0            0.00                Purchased Repos                0            0.00
          Current Month Inventory             53      853,604.55               Current Month Inventory        17      277,038.25

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                                  # OF CONTRACTS     AMOUNT
Current Month Balance                        101    1,506,481.93
Cumulative Balance                           876   13,857,412.50
Current Month Proceeds                                112,000.50
Cumulative Proceeds                                 1,195,916.84
Current Month Recoveries                              533,011.82
Cumulative Recoveries                               5,149,779.82

                                                 RECEIVABLES LIQUIDATED AT 150 OR
                                                 MORE DAYS DELINQUENT, 60 OR MORE DAYS
                                                 PAST THE DATE AVAILABLE FOR SALE              CUMULATIVE RECEIVABLES LIQUIDATED
                                                 AND BY ELECTION:                              AT 150+ AND 60+:
                                                       Balance           Units                      Balance           Units
Prior Month                                                     0.00              0                   138,908.85               8
Current Trust Liquidation Balance                          19,578.59              1                    19,578.59               1
Current Monthly Principal Payments                              0.00
Reopened Loan Due to NSF                                    9,946.01              2
Current Repurchases                                             0.00              0
Current Recovery Sale Proceeds                                  0.00             (1)
Deficiency Balance of Sold Vehicles                             0.00
EOP                                                        29,524.60              2                   158,487.44               9

SPREAD ACCOUNT RECONCILIATION
                                                                   REQUISITE AMOUNT:  14,152,354.82
Total Deposit                                           3,750,000.00
BOP Balance                                            14,713,406.54
Remaining Distribution Amount                             505,315.44
Simple Interest Excess to Spread Account                           -
Investment Income                                          11,393.06
Current Month Draw                                                 -
EOP Balance Prior to Distribution                      15,230,115.04

Current Spread Account Release Amount                   1,077,760.22

EOP Balance                                            14,152,354.82

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
--------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                  SPECIFIED CLASS   1,990,174.90
                                                        B RESERVE
                                                         BALANCE:
Total Deposit                           2,812,500.00
BOP Balance                             2,069,072.79
Excess Due Class B Reserve
     From Spread Account                1,077,760.22
Senior Strip                               38,316.16
Investment Income                           1,573.19
Current Month Draw                                 -
EOP Balance Prior to Distribution       3,186,722.36

Class B Reserve Account Release Amount  1,196,547.46

EOP Balance                             1,990,174.90

     Class B Principal Payment Amount   1,196,547.46

     Distribution to Certificateholder             -

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                                     CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------
             UP TO MONTH          TRIGGER EVENT   EVENT OF DEFAULT    UP TO MONTH    TRIGGER EVENT  EVENT OF DEFAULT
                  3                   1.53%             1.95%              3             3.06%            3.90%
                  6                   2.76%             3.50%              6             5.53%            7.00%
                  9                   3.96%             4.87%              9             7.91%            9.74%
                  12                  5.22%             5.97%              12           10.45%           11.94%
                  15                  6.12%             7.04%              15           12.24%           14.08%
                  18                  6.64%             7.85%              18           13.28%           15.70%
                  21                  7.17%             8.55%              21           14.33%           17.10%
                  24                  7.65%             9.14%              24           15.30%           18.27%
                  27                  8.10%             9.58%              27           16.19%           19.17%
                  30                  8.47%             9.98%              30           16.94%           19.97%
                  33                  8.77%            10.32%              33           17.54%           20.64%
                  36                  9.03%            10.69%              36           18.05%           21.37%
                  39                  9.22%            10.87%              39           18.44%           21.74%
                  42                  9.36%            11.06%              42           18.73%           22.12%
                  45                  9.47%            11.17%              45           18.95%           22.34%
                  48                  9.59%            11.28%              48           19.18%           22.56%
                  51                  9.63%            11.32%              51           19.26%           22.63%
                  54                  9.66%            11.39%              54           19.33%           22.78%
                  57                  9.70%            11.42%              57           19.40%           22.85%
                  60                  9.70%            11.42%              60           19.40%           22.85%
                  63                  9.70%            11.42%              63           19.40%           22.85%
                  66                  9.70%            11.42%              66           19.40%           22.85%
                  69                  9.70%            11.42%              69           19.40%           22.85%
                  72                  9.70%            11.42%              72           19.40%           22.85%
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:                  TRIGGER EVENT       EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                  8.00%                 10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of July 31, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
----------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
----------------------------------
Maureen E. Morley
Vice President and Controller